UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025

Sonnet BioTherapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 2, 2025 (the “Closing Date”), Sonnet BioTherapeutics Holdings, Inc. (“Sonnet”) completed its previously announced business combination (the “Closing”), pursuant to the Business Combination Agreement, dated as of July 11, 2025 (as amended on September 22, 2025, the “BCA”), by and among the Company, Hyperliquid Strategies Inc (“HSI”), Rorschach I LLC (“Rorschach”), TBS Merger Sub Inc. (“Sonnet Merger Sub”) and Rorschach Merger Sub, LLC (“Rorschach Merger Sub”). HSI’s Common Stock (as defined below) is expected to begin trading on the Nasdaq Capital Market under the symbol “PURR” on December 3, 2025. The BCA, among other things, provided for (i) the merger of Rorschach Merger Sub with and into Rorschach (the “Rorschach Merger”), with Rorschach surviving the Rorschach Merger as a direct wholly owned subsidiary of HSI, and (ii) immediately following the Rorschach Merger, the merger of Sonnet Merger Sub with and into Sonnet (the “Sonnet Merger” and, together with the Rorschach Merger, the “Mergers” or “Business Combination”), with Sonnet surviving the Sonnet Merger as a direct wholly owned subsidiary of HSI. See Item 2.01 for additional information regarding completion of the Business Combination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Explanatory Note” is incorporated by reference into this Item 2.01.

On the Closing Date, HSI, Sonnet and Rorschach completed the Business Combination and the other transactions contemplated by the BCA, including the Mergers, with each of Sonnet and Rorschach surviving as wholly-owned subsidiaries of HSI.

Pursuant to the terms of the BCA, at the effective time of the Sonnet Merger (the “Effective Time”):

(i)	Each share of Sonnet’s common stock, par value $0.0001 per share (“Sonnet Common Stock”) issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive one-fifth of one share of common stock of HSI, par value $0.01 per share (“HSI Common Stock”), and one CVR (together, the “Per Share Merger Consideration”)
(ii)	Each Company Vested RSU (as defined in the BCA) outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the Per Share Merger Consideration;
(iii)	Each Company In-The-Money Warrant (as defined in the BCA) outstanding immediately prior to the Effective Time was canceled and converted into the right to receive, for each share of Sonnet Common Stock the holder of such Company In-the-Money Warrant would have received had such Company In-The-Money Warrant been exercised in full on a cashless basis immediately prior to the Effective Time, the Per Share Merger Consideration;
(iv)	Each Company Out-Of-The-Money Warrant (as defined in the BCA) outstanding and unexercised immediately prior to the Effective Time (a) ceased to represent a Company Out-Of-The-Money Warrant in respect of shares of Sonnet Common Stock and was assumed by HSI and automatically converted into a warrant to acquire the same number of shares of Common Stock, subject to the same terms and conditions as were applicable to the applicable Company Out-Of-The-Money Warrant immediately prior to the Effective Time, with the right to receive, for each share of Sonnet Common Stock the holder of such Company Out-Of-The-Money Warrant would have received had such Company Out-Of-The-Money Warrant been exercised in full in accordance with its terms immediately prior to the Effective Time, the Per Share Merger Consideration or (b) entitled the holder of such Company Out-Of-The-Money Warrant to such other consideration that such holder was entitled to receive pursuant to the terms of such holder’s Out-Of-The-Money Warrant; and

(v)	All shares of Sonnet Common Stock held in the treasury of Sonnet were canceled without any conversion thereof and no payment or distribution was or will be made with respect thereto (collectively, the “Company Merger Consideration”).

In addition, as previously disclosed, concurrently with the execution of the BCA, certain accredited investors (the “Subscribers”) entered into subscription agreements with Sonnet and HSI (the “Subscription Agreements”), pursuant to which the Sonnet agreed to issue, and the Subscribers agreed to purchase, immediately prior to the Closing, an aggregate of 239,921,355 shares of Sonnet Common Stock at a purchase price of $1.25 per share, pursuant to a private placement in accordance with Section 4(a)(2) of the Securities Act (the “Closing PIPE”). The Closing PIPE was consummated on the Closing Date immediately prior to the Closing and Sonnet issued 239,921,355 shares of Sonnet Common Stock to the Subscribers pursuant to the Subscription Agreements which shares of Sonnet Common Stock were canceled and converted into the right to receive the Per Share Merger Consideration.

The foregoing descriptions of the Mergers and the terms and conditions of the BCA do not purport to be complete and is qualified in its entirety by the full text of the BCA (including Amendment No. 1 thereto), copies of which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated herein by reference. The BCA has been attached as an exhibit to this Current Report to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about Sonnet in its public reports filed with the SEC. The BCA includes representations, warranties and covenants of the parties signatory thereto made solely for the purpose of the BCA and solely for the benefit of the parties thereto in connection with the negotiated terms of the BCA. Investors should not rely on the representations, warranties and covenants in the BCA or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the BCA, rather than establishing matters of fact.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and under Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, Sonnet requested that the Nasdaq Capital Market (“Nasdaq”) suspend trading of Sonnet Common Stock on Nasdaq and remove such Sonnet Common Stock from listing on Nasdaq, in each case, at the close of the market on December 2, 2025. Sonnet also requested that Nasdaq file a notification of removal from listing and deregistration of the Sonnet Common Stock on Form 25 with the SEC.

After the Form 25 becomes effective, Sonnet intends to file with the SEC a Form 15 to request deregistration of the Sonnet Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspension of Sonnet’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in in the Explanatory Note and Item 2.01 relating to the Closing PIPE is incorporated by reference herein in its entirety.

The securities issued and sold in the Closing PIPE were sold in reliance upon an exemption from the registration requirement of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Sonnet Common Stock, nor shall there be an offer, solicitation or sale of the Sonnet Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note and under Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Sonnet Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) prior to the Effective Time ceased to have any rights as a stockholder of Sonnet other than the right to receive the Company Merger Consideration pursuant to the BCA.

The foregoing description of the BCA and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the BCA.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Explanatory Note and under Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Business Combination, a change in control of Sonnet occurred, and Sonnet is now a wholly owned subsidiary of HSI.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Business Combination and pursuant to the terms of the BCA, Donald Giffith, Nailesh Bhatt, Albert Dyrness and Lori McNeill resigned and ceased to serve as directors of Sonnet as of the Effective Time. As a result, the board of directors of Sonnet currently consists of one member, Raghu Rao, Sonnet’s Chief Executive Officer.

In addition, pursuant to the terms of the BCA, Donald Griffith, John K. Cini, Susan Dexter, Richard Kenney and Stephen McAndrew resigned and ceased to serve as Chief Financial Officer, Chief Scientific Officer, Chief Technical Officer, Chief Medical Officer and President and Chief Business Officer, respectively, of Sonnet as of the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, Sonnet filed a Certificate of Amendment to Sonnet’s Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to increase the number of shares of common stock authorized for issuance thereunder to 500,000,000 shares, each share of common stock having a par value of $0.0001.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 2, 2025, Sonnet held its special meeting of stockholders (the “Special Meeting”). The matters voted on at the Special Meeting were the following proposals: (1) to consider and vote upon a proposal to approve the Business Combination, as defined and described in the proxy statement/prospectus (the “First Proposal”), (2) to consider and vote upon, on a non-binding advisory basis, the material differences between Sonnet’s certificate of incorporation, as amended and the amended and restated certificate of incorporation of HSI, attached to the proxy statement/prospectus as Annex B, respectively, to be in effect upon consummation of the Business Combination, as described in the proxy statement (the “Second Proposal”) (3) to consider and vote on a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Capital Market, the issuance of shares of Sonnet Common Stock issuable (i) upon conversion of the 7,500 shares of Sonnet’s Series 5 Convertible Preferred Stock issued in Sonnet’s private placement in July 2025, (ii) upon exercise of warrants to purchase up to 12,000,000 shares of Sonnet Common Stock, issued in Sonnet’s private placement in July 2025, (iii) upon exercise of warrants to purchase up to 865,052 shares of Sonnet Common Stock issued in Sonnet’s bridge financing in June 2025 and (iv) under the Subscription Agreements (as defined in the proxy statement/prospectus), pursuant to which 243,787,992 shares of Sonnet Common Stock will be issued immediately prior to the closing of the Business Combination (the “Third Proposal”); (4) to consider and vote on a proposal to approve and adopt the 2025 Equity Incentive Plan established to be effective after the closing of the Business Combination (the “Fourth Proposal”); (5) to approve an amendment to Sonnet’s certificate of incorporation, as amended, to increase the authorized shares of Common Stock from 125,000,000 to 500,000,000 (the “Fifth Proposal”); and (6) to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Special Meeting (the “Sixth Proposal”).

At the Special Meeting, the foregoing stockholder proposals were approved, based upon an aggregate of 7,077,852 shares of Sonnet Common Stock outstanding as of October 20, 2025, which was the record date for the Special Meeting. The final voting results were as follows:

1.	The votes cast with respect to the First Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,686,490	16,700	14,718	1,179,074

2.	The votes cast with respect to the Second Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,561,310	140,568	16,030	1,179,074

3.	The votes cast with respect to the Third Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,683,310	21,691	12,907	1,179,074

4.	The votes cast with respect to the Fourth Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,632,118	71,506	14,284	1,179,074

5.	The votes cast with respect to the Fifth Proposal were as follows:

Votes For	Votes Against	Abstentions
4,724,194	161,485	11,305

6.	The votes cast with respect to the Sixth Proposal were as follows:

Votes For	Votes Against	Abstentions
4,798,569	58,769	39,644

Item 7.01	Regulation FD Disclosure.

On Closing Date, Sonnet and HSI issued a joint press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1. The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*	Business Combination Agreement.
2.2	Amendment No. 1 to Business Combination Agreement.
3.1	Certificate of Amendment, dated December 2, 2025, to the Certificate of Incorporation, as amended.
99.1	Joint Press Release, dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

December 3, 2025	By:	/s/ Raghu Rao
	Name:	Raghu Rao
	Title:	Chief Executive Officer